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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 20, 2003

                                 FMC CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                   1-2376                 94-0479804
   (State or other jurisdiction      (Commission            (I.R.S. Employer
         of incorporation)           File Number)           Identification No.)

                   1735 Market Street, Philadelphia, PA 19103
               (Address of principal executive offices) (Zip Code)

                                 (215) 299-6000
               Registrant's telephone number, including area code

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Item 9. Regulation FD Disclosure.
---------------------------------

On March 20, 2003, FMC Corporation announced that it has commenced an exchange offer to exchange up to $355,000,000 aggregate principal amount of its 10 1/4% Senior Secured Notes due 2009 that have been registered under the Securities Act of 1933, as amended, for an identical principal amount of its outstanding, 10 1/4% Senior Secured Notes due 2009 that were issued in a private placement on October 21, 2002. The Company's registration statement relating to the exchange offer became effective on March 18, 2003. The exchange offer will expire on April 17, 2003, at 5:00 p.m. New York City time unless extended by the Company. No additional proceeds will be raised in connection with the exchange offer. The exchange offer is by prospectus only, and this notice is not an offer for the sale of any securities.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               FMC CORPORATION

                                               By /s/ W. Kim Foster
                                               --------------------------------
                                               W. Kim Foster

                                               Senior Vice President and
                                               Chief Financial Officer

                                         Date: March 20, 2003

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                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1     Press release announcing commencement of exchange offer.